UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013 (September 27, 2013)

______________________________

AMERICAN MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10784	65-0203383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 American Media Way Boca Raton, Florida 33464 (Address of principal executive offices, including ZIP code)
(561) 997-7733 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement

On October 2, 2013, pursuant to the terms and conditions contained in the Exchange Agreement, dated as of September 27, 2013, among American Media, Inc. (the “Company”), certain of the Company’s subsidiaries listed as guarantors thereto (the “Guarantors”) and certain holders (the “Participating Holders”) (the “Exchange Agreement”), the Company consummated the previously disclosed exchange of approximately $94.3 million aggregate principal amount of the Company’s existing 13½% Second Lien Senior Secured Notes due 2018 (the “Existing Second Lien Notes”) for an equal aggregate principal amount of new 10% Second Lien Senior Secured PIK Notes due 2018 (the “New Second Lien PIK Notes”) issued by the Company under a new Indenture, dated October 2, 2013 (the “Indenture”), by and among the Company, the Guarantors and Wilmington Trust, National Association, as trustee (the “PIK Notes Trustee”). After giving effect to this exchange, approximately $10.6 million in aggregate principal amount of Existing Second Lien Notes remains outstanding.

The New Second Lien PIK Notes are payable in kind at a rate of 10% per annum until the earliest of December 15, 2016, the closing of a refinancing of the Company’s 11½% First Lien Senior Secured Notes due 2017 (the “First Lien Notes”) or upon the occurrence of certain specified events of default relating to the application of the cash interest savings and the right of first offer described below, at which point the interest payable on then outstanding aggregate principal amount of such New Second Lien PIK Notes will be payable at a cash interest rate of 13.5% per annum until the June 15, 2018 maturity date. Subject to certain exceptions, cash interest savings resulting from the exchange of the Existing Second Lien Notes must be used by the Company to repurchase First Lien Notes until the cash interest rate conversion date. The Participating Holders have a right of first offer to sell any of their First Lien Notes to the Company before the Company makes repurchases of First Lien Notes from any other holders of the First Lien Notes, including pursuant to open market repurchases.

Should the Company effect a refinancing of the First Lien Notes, under certain circumstances the Company may require additional exchanges at its option, pursuant to the terms and conditions contained in the Exchange Agreement and the Indenture. Upon completion of a refinancing of the First Lien Notes, the Company may require (i) the Participating Holders to exchange up to $55.0 million in aggregate principal amount of the Company’s First Lien Notes for New Second Lien PIK Notes or, alternatively, new second lien cash pay notes (the “New Second Lien Cash Pay Notes”) to be issued by the Company at a future date pursuant to the terms of the Exchange Agreement and Indenture (the “Optional First Lien Note Exchange”) and/or (ii) the holders of all New Second Lien PIK Notes (including any New Second Lien PIK Notes received in the Optional First Lien Note Exchange) to exchange all of their New Second Lien PIK Notes for New Second Lien Cash Pay Notes (the “Optional Second Lien Note Exchange”). In the event of the Optional Second Lien Note Exchange, certain of the Participating Holders will have the right to designate an independent director to the Board of Directors of the Company under certain conditions.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Stockholders’ Agreement Amendment

The stockholders of the Company entered an amendment, dated as of October 2, 2013 (the “Stockholders’ Agreement Amendment”), to the existing Stockholders’ Agreement, dated as of December 22, 2010, by and among the stockholders party thereto to provide for one additional board member designated by certain of the Participating Holders to be elected to the Company’s Board of Directors in the event of an Optional Second Lien Note Exchange so long as the Participating Holders own at least 50% of the New Second Lien Cash Pay Notes.

The foregoing description of the Stockholders’ Agreement Amendment is qualified in its entirety by reference to the Stockholders’ Agreement Amendment, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement Amendment

The Company entered into the Waiver and Amendment, dated as of October 2, 2013 (the “Registration Rights Amendment”) with respect to the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of December 22, 2010, by and among the Company, the Guarantors and certain holders of the Existing Second Lien Notes, pursuant to which substantially all obligations of the Company and the Guarantors under the Registration Rights Agreement have been removed and the Participating Holders have granted a waiver of any right to receive default interest under the Registration Rights Agreement.

The foregoing description of the Registration Rights Amendment is qualified in its entirety by reference to the Registration Rights Amendment, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Indenture

The New Second Lien PIK Notes are governed by the terms of the Indenture. The New Second Lien PIK Notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements. The New Second Lien PIK Notes are senior obligations of the Company secured on a second lien basis by substantially all of the assets of the Company and the Guarantors.

The Indenture provides that the Company shall use the aggregate amount of cash interest that would otherwise have been payable by the Company with respect to the Existing Second Lien Notes exchanged for New Second Lien PIK Notes pursuant to the Exchange Agreement (the “Cash Interest Savings”) to repurchase outstanding First Lien Notes from third parties in open market transactions, which purchases shall be required to be consummated no later than seventy-five calendar days from the end of the semi-annual interest period applicable to the Existing Second Lien Notes; provided, that the Participating Holders shall have a right of first offer to sell First Lien Notes to the Company at a price the Company is willing to purchase the First Lien Notes from third parties in the open market. If the Company is unable to apply all of the Cash Interest Savings for the semi-annual period to repurchase First Lien Notes at a price less than par plus the optional redemption price then applicable to the First Lien Notes, then the Company will offer to purchase from the Participating Holders First Lien Notes in an amount equal to the remaining unapplied Cash Interest Savings at a price equal to par plus the optional redemption price then applicable to the First Lien Notes. If the Company is unable to apply all of the remaining Cash Interest Savings for the semi-annual interest period to repurchase from the Participating Holders First Lien Notes at a price equal to par plus the optional redemption price then applicable to the First Lien Notes, then the Company will apply all such unapplied Cash Interest Savings to repurchase First Lien Notes from holders, pro rata, at par plus the then applicable optional redemption price within 120 days from the end of the semi-annual interest period.

The initial interest rate of the New Second Lien PIK Notes is 10% per annum payable in kind, until the earliest to occur of December 15, 2016, the closing of the Company’s refinancing of its First Lien Notes upon the terms specified in the Exchange Agreement or upon the occurance of certain specified events of default relating to the application of the cash interest savings and the right of first offer with respect to company repurchases of First Lien Notes (each, a “Conversion Event”). Upon the occurrence of a Conversion Event, interest on the New Second Lien PIK Notes will cease to be payable in kind and will commence being payable in cash at the rate of 13½% per annum.

The Company will pay interest on the New Second Lien PIK Notes on June 15 and December 15 of each year, commencing on December 15, 2013. The New Second Lien PIK Notes will mature on June 15, 2018 and are redeemable at the Company’s option prior to maturity at prices specified in the Indenture, which are the same redemption prices that apply to the Existing Second Lien Notes. The New Second Lien PIK Notes are exchangeable, at the Company’s option, at par, plus accrued and unpaid interest, in the event of an Optional Second Lien Note Exchange.

Subject to certain exceptions, the Indenture contains covenants that limit the ability of the Company and the Guarantors to, among other things:

(i)	pay dividends, redeem stock or make other distributions or restricted payments;

(ii)	incur additional indebtedness and issue preferred stock;

(iii)	incur or create liens on the property or assets constituting collateral;

(iv)	agree to dividend and payment restrictions affecting restricted subsidiaries;

(v)	merge, consolidate or sell assets;

(vi)	take advantage of any stay, extension or usury law that may affect the covenants or the performance of the Indenture;

(vii)	materially impair any lien with respect to the collateral in favor of the holders of New Second Lien PIK Notes; and

(viii)	enter into transactions with affiliates.

In addition, upon a Change of Control (as defined in the Indenture), unless the Company has delivered a redemption notice with respect to all of the outstanding New Second Lien PIK Notes, the Company must make an offer to repurchase all of the New Second Lien PIK Notes then outstanding, at a purchase price in cash equal to 101% of the aggregate principal amount of the New Second Lien PIK Notes repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

Certain covenants are not applicable to the Company and the Guarantors when the New Second Lien PIK Notes are rated investment grade.

The Indenture also provides for certain Events of Default, including the following:

(i)	default for 30 days or more in the payment when due of interest on or with respect to the New Second Lien PIK Notes;

(ii)	default in payment when due and payable, upon redemption, acceleration or otherwise, of the principal of, or premium, if any, on the New Second Lien PIK Notes;

(iii)	failure by the Company or any Guarantor for 60 days after receiving notice from the PIK Notes Trustee or holders representing 25% of the aggregate principal amount of the New Second Lien PIK Notes then outstanding to comply with any of the covenants, agreements or obligations in the Indenture or the New Second Lien PIK Notes;

(iv)	default under any mortgage, indenture or other instrument evidencing indebtedness if such default arises from a failure to make a payment at maturity or results in the acceleration of such indebtedness prior to its maturity, so long as the amount of such indebtedness aggregates to $35.0 million or more at one time outstanding;

(v)	certain events of bankruptcy or insolvency with respect to the Company or any significant subsidiary of the Company;

(vi)	any guarantee of a significant subsidiary of the Company (or a group of Guarantors that taken together constitute a significant subsidiary) for any reason ceasing to be in full force and effect;

(vii)	failure to pay final judgments aggregating in excess of $25.0 million;

(viii)	certain events with respect to the security interest in the collateral securing the New Second Lien PIK Notes, which collateral has a fair market value of $20.0 million or greater, that results in such security interest ceasing to be in full force or effect; or

(ix)	(a) failure to apply Cash Interest Savings to repurchase outstanding First Lien Notes or (b) failure to observe the Participating Holders’ right of first offer in connection with the repurchase of outstanding First Lien Notes (each, a “Specified Event of Default”).

Upon an Event of Default, the New Second Lien PIK Notes will become due and payable: (i) immediately without further notice if such Event of Default arises from events of bankruptcy or insolvency of the Company or any significant subsidiary; (ii) upon a declaration of acceleration of the New Second Lien PIK Notes by the PIK Notes Trustee or by holders of 25% in principal amount of the then total outstanding New Second Lien PIK Notes or (iii) upon a declaration of acceleration of the New Second Lien PIK Notes by Participating Holders who hold a majority in principal amount of the then total outstanding New Second Lien PIK Notes if such Event of Default arises from the Company’s failure to observe the Participating Holders’ right of first offer in connection with the repurchase of outstanding First Lien Notes.

The foregoing description of the Indenture and the New Second Lien PIK Notes is qualified in its entirety by reference to the Indenture and the Form of Notes, a copy of which is filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Security Documents

The following security documents were entered into by the Company, each for the benefit of the holders of the New Second Lien PIK Notes to secure the payment and performance of the obligations under the Indenture: (i) the Second Lien PIK Collateral Agreement, dated as of October 2, 2013, by and among the Company, the other grantors party thereto and Wilmington Trust, National Association, as collateral agent (the “Collateral Agreement”); (ii) the Trademark Security Agreement, dated as of October 2, 2013, by and among the Company, the other pledgors party thereto and Wilmington Trust, National Association, as collateral agent; and (iii) the Copyright Security Agreement, dated as of October 2, 2013, by and among the Company, the other pledgors party thereto and Wilmington Trust, National Association, as collateral agent (collectively, the “Security Documents”). The Security Documents are substantially similar to the security documents entered into in connection with securing the Existing Second Lien Notes.

The foregoing description of the Collateral Agreement is qualified in its entirety by reference to the Collateral Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Intercreditor Agreement Joinder

The Company entered a joinder, dated as of October 2, 2013 (the “Joinder”), to the existing Junior Lien Intercreditor Agreement (the “Junior Lien Intercreditor Agreement”), dated as of December 22, 2010, by and among the Company, the Guarantors, the Credit Agreement Agent (as defined therein), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), in its capacity as trustee with respect to the First Lien Notes, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), in its capacity as trustee with respect to the Existing Second Lien Notes (the “Existing Second Lien Notes Trustee”) and the PIK Notes Trustee, pursuant to which the PIK Notes Trustee was named as an additional collateral agent thereunder.

The foregoing description of the Joinder is qualified in its entirety by reference to the Joinder, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of October 2, 2013, by and among American Media, Inc., the Guarantors named therein, and Wilmington Trust, National Association, as Trustee

4.2	Form of New Second Lien PIK Notes (included in Exhibit 4.1)

4.3	Amendment to Stockholders’ Agreement, dated October 2, 2013, among the Company and the stockholders party thereto

4.4	Waiver and Amendment to Registration Rights Agreement, dated as of October 2, 2013, among the Company, the guarantors named therein, and the majority holders named therein

10.1	Exchange Agreement, dated September 27, 2013, among the Company and the parties thereto

10.2	Second Lien PIK Collateral Agreement, dated as of October 2, 2013, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as collateral agent

10.3	Joinder, dated as of October 2, 2013, to the existing Junior Lien Intercreditor Agreement, dated as of December 22, 2010, by and among the Company, the guarantors named therein, the Credit Agreement Agent (as defined therein), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), in its capacity as First Lien Trustee (as defined therein) and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), in its capacity as Second Lien Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA, INC.

Date: October 2, 2013

By:  /s/ Eric S. Klee

Name: Eric S. Klee

Title: Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of October 2, 2013, by and among American Media, Inc., the Guarantors named therein, and Wilmington Trust, National Association, as Trustee

4.2	Form of New Second Lien PIK Notes (included in Exhibit 4.1)

4.3	Amendment to Stockholders’ Agreement, dated October 2, 2013, among the Company and the stockholders party thereto

4.4	Waiver and Amendment to Registration Rights Agreement, dated as of October 2, 2013, among the Company, the guarantors named therein, and the majority holders named therein

10.1	Exchange Agreement, dated September 27, 2013, among the Company and the parties thereto

10.2	Second Lien PIK Collateral Agreement, dated as of October 2, 2013, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as collateral agent

10.3	Joinder, dated as of October 2, 2013, to the existing Junior Lien Intercreditor Agreement, dated as of December 22, 2010, by and among the Company, the guarantors named therein, the Credit Agreement Agent (as defined therein), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), in its capacity as First Lien Trustee (as defined therein) and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), in its capacity as Second Lien Trustee